Exhibit 99.1

February 1, 2006

Cautionary Statement

We will make various remarks during this presentation that constitute “forward-looking statements” for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, including statements regarding the focus of the Company on urology and sexual health; future Testim market share, prescriptions and sales growth and factors that may drive such growth; size and growth potential of the androgen market and the gel segment thereof and factors that may drive such growth; the effect the Company’s co-promotion partnership will have on future Testim sales and gross profit; the Company’s products in development for treatment of Peyronie’s and Dupuytren’s Diseases and Frozen Shoulder Syndrome; the Company’s products in development for androgen replacement, overactive bladder and pain using a transmucosal film delivery system; size, growth potential and competition within certain markets relevant to the Company’s product candidates; market expansion opportunities from diabetic patients; interpretation of clinical results, including the efficacy and tolerability of the Company’s product candidates as well as the reduction of side effects; the timing of the commencement and completion of clinical trials; the timing of manufacturing scale up for the Company’s product candidates; the timing of permission to enter Phase III trials for the Company’s AA4500 product candidate; competitive developments affecting the Company’s products and product candidates, including the timing of court decisions in and outcome of pending patent litigation, regarding potential generic products, to which the Company is not a party; the success of the Company’s development activities; and the Company’s development and operation goals for fiscal 2005, 2006 or 2007. All remarks other than statements of historical facts made during this presentation, including but not limited to, statements regarding future expectations, plans and prospects for the Company, statements regarding forward-looking financial information and other statements containing the words “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” and similar expressions, as they relate to the Company, constitute forward-looking statements. Actual results may differ materially from those reflected in these forward-looking statements due to various factors, including general financial, economic, regulatory and political conditions affecting the biotechnology and pharmaceutical industries and those discussed in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2005 under the heading “Factors That May Affect Our Future Results”, which is on file with the Securities and Exchange Commission (the “SEC”) and may be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov or by means of the Company’s home page on the Internet at http://www.auxilium.com under the heading “Investor Relations—SEC Filings.” There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial which could also cause actual results to differ from those contained in the forward-looking statements. Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore, you should not rely on any such factors or forward-looking statements.

In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this presentation.

Auxilium Pharmaceuticals

Specialty pharma company currently focused on urology and sexual health with a pipeline of innovative products

Marketed drug: Testim®

Testosterone replacement therapy in hypogonadal men

Rapid growth since ‘03 launch

Established sales and marketing organization

Late-stage clinical candidates aimed at unmet medical needs

Proven drug development expertise

Hypogonadism Overview

Affects >20% of U.S. males over 50 and causes serious medical conditions

We believe only about 5% of affected population receives treatment today

Diagnosis increasing through education and awareness

We believe aging U.S. male population will drive TRT market growth

Signs and Symptoms of Low Testosterone

Brain Function

Libido and erections

Energy and vigor

Irritability and depressed mood

Cognitive function

Sleep quality

Body Composition

Fat mass – abdominal obesity

Muscle mass and strength

Bone mineral density

Male hair density and skin thickness

Prevalence of Low Testosterone Increases within Disease State

Erectile Dysfunction

20%

Type-2 Diabetes

33%

HIV (men)

30%

AIDS

50%

Source: Bodie J. et al, Dhinda S. et al, Dobbs, FDA Website

Major Demographic Shift

Projected U.S. Male Population

30,381

39,502

Age 45-64

+30%

2000

2010

13,212

15,069

21,337

Age 65-84

+14%

+42%

2000

2010

2020

Source: US Census Bureau

Gels: Transformed TRT Market

($ in millions)

500 400 300 200 100 0 $49 $59 $77 $118 $210 $302 $399 $459 $35 $117 $198 $288 $340

1997

1998

1999

2000

2001

2002

2003

2004

Gel

Patch

Oral

Injectables

Source: IMS data

Gels Continued To Grow in 2005

TRx Growth 2005 over 2004

+1.3%

+5.7%

+7.3%

Q1

Q2

Q3

Note: Total dollar value gel segment increased 12.3% as of YTD June 2005. Source: IMS, NPA & NSP data.

Testim®

Testim® Growth Strategy market drivers

Male sexual health awareness ED promotional impact Increased screening and testing normal “T” enhances outcome in ED patients other health parameters improved with normal “T” product drivers

Increase awareness through thought leaders Leverage clinical data Improve sales force efficiencies Modest sales force expansion Leverage third-party payer coverage Line extension

Testim® - a Leader in the Market

Proprietary, topical 1% testosterone gel once-a-day application self-marketed in U.S.

Launched in 2003

Approx 120 sales and marketing professionals > 28,000 script units in November 2005

Favorable clinical and commercial profile comparative studies support advantages cost-effective and convenient broad prescription coverage growing prescriber loyalty

Testim®’s Benefits Clinically Proven

13 clinical studies involving 1,600 patients largest placebo-controlled study ever conducted

Clinical trial vs. AndroGel

30% higher testosterone absorption (p<0.001) total testosterone

Mean AUC

0-24 (ng*h/dL)

6,000 5,000 4,000 3,000 2,000

+30%

Testim

AndroGel

Mean AUC

0-24 (ng*h/dL) free testosterone

250 200 150 100 50 0

+47%

Testim

AndroGel

Note: Adjusted geometric means (CVb%) of a single-dose (50 mg testosterone), randomized,

complete crossover study of 29 hypogonadal men.

12-month Study Reveals Lasting Results …

Changes in body composition:

Lean Body Mass + 4.8 lbs

Fat Mass -4.0 lbs

Bone Mineral Density + 2.6%

Source: Auxilium studies published in Journal of Clinical Metabolism & Review of Urology

Improves Sexual Activity

In placebo-controlled study, 90-day results included:

59% increase in sexual activity

Statistically significant increases in sexual desire

Source: Auxilium studies published in Journal of Clinical Metabolism & Review of Urology

Specialized Sales Focus

94 territories, 10 regions: covers 85% of specialty prescribers Targeting urologists, endocrinologists and select primary care physicians More frequent calls to most important prescribers – pyramid of influence Share levels attained highest among the most important prescribers

Testim® is the Growth Story

Strong market share with high-prescribing urologists (28.6% gel market share in November 2005)

Absolute Growth in Scripts

YTD Nov. 2005 vs 2004

+14,352

+1.1%

AndroGel

+61,918

+45.0%

Testim

Testim® share of TRx of gel market

16% 14% 12% 10% 8% 6% 4% 2% 0%

1.0%

15.8%

Mar-03

Nov-05

Source: IMS data

Quarterly Net Revenue


Testim quarterly net revenue
($ in thousands)
$2,893
$4,307
$5,634
$6,619
$7,157
$7,615
$8,797
$9,839
$11,230
Q303
Q403
Q104
Q204
Q304
Q404
Q105
Q205
Q305

Growth
Q3 2005 vs 2004:

+57%

Growth
Q3 2005 vs Q2:

+14%

AUXILIUM

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Testim® Co-Promotion Partnership

300 Oscient representatives to promote Testim® to primary care physicians Auxilium to promote Testim® to specialists and select PCPs Companies share out-of-pocket marketing costs Two-year agreement, with possibility to extend for six years pending OSCI reaching milestones

Phase IV to Expand Market

Diabetes:

33% of diabetic men have low testosterone Study impact on blood sugar control

Source: Dhindsa, S et al 2004

Gel Market Dynamics

Two gels on the market, including Testim® –limited competition in development

Current Testim® patent (exp. 2008) – new patent filed in 4/03 (exp. 2020) Testim® inequivalent to AndroGel by virtue of greater absorption

AndroGel Potential Generics (Paragraph IV challenge: 30-month stay expired; Watson product approved and Par tentative approval); no launch at risk to date Opportunity for AndroGel (Solvay) to prevail at trial Testim® not substitutable

Testim® - Summary

We believe:

Testim® - fastest growing androgen gel Data demonstrates Testim’s® advantages Specialized sales focus OSCIENT co-promote: 300 additional reps! Phase IV to support growth Gel market dynamics

Gel therapy is fastest-growing segment of TRT market Under-treated market with growth potential

Rapid script units growth; >28,000 script units in November 2005

Source: IMS data

Pipeline

Pipeline Overview

We believe:

AA4500 franchise offers first-mover options for unmet medical needs

Transmucosal film technology provides dosage formulations for a variety of product candidates

Robust pipeline has focused projects for short-term and additional candidates for mid- and long-term

AA4500 - A Transforming Opportunity

We believe this is a high-potential product:

First-mover value

No effective non-surgical treatments available Orphan drug status

Currently licensed for three indications: Dupuytren’s, Peyronie’s and Frozen Shoulder Syndrome

Exclusive worldwide rights

Options for in-licensing additional indications

Mechanism of action: scar remodeling

AA4500 – Clinical Summary

Multiple Phase II trials completed

Well-tolerated

2006 milestones

1H06: Initiate Phase III in Dupuytren’s disease 2H06: Initiate Phase IIb in Peyronie’s disease 1H07: Initiate Phase III in Peyronie’s disease

Dupuytren’s Disease

Affects Caucasian population – prevalence higher among people of northern European descent Ring and small fingers become permanently flexed Surgery is the only approved treatment Surgery is expensive and characterized by numerous complications Early Phase II data showed efficacy and tolerability

Reported Dupuytren’s Results

Mean degree of contracture:

MP Joints – 50 degrees PIP Joints – 49 degrees

Ultimate patient outcomes – success = zero to five degrees - (mean of 3 injections):

MP Joints 90% success PIP Joints 70% success

Source: Badalamente, M. et al. J. Hand Surgery, September 2002

Dupuytren’s Disease

& Current Treatment Modality

Confidential

AA4500 For Dupuytren’s Disease

Confidential

Peyronie’s Disease

Affects men predominantly over 50 Plaque or hard scar area on the penis

Pain during erection and distortion of the penis Treated by urologists Lacks good treatment options

PABA, Vitamin E, Verapamil ineffective surgical treatment – may shorten the penis; cause scarring

Source: Mulhall, J. et al, June 2004

Peyronie’s Disease

& Current Treatment Modality

Before Surgery

Surgery

Confidential

Frozen Shoulder Syndrome

Diminished shoulder motion, characterized by restriction in active and passive range of motion

Estimated 3% of people develop frozen shoulder syndrome over their lifetime

Higher incidence among patients with diabetes (10-20%) compared to general population (2-5%) Higher incidence among patients with insulin-dependent diabetes (36%), with increased frequency of bilateral shoulder involvement

Most common in patients between 45 – 70 yrs

Source: Pearsall, A. Adhesive capsulitis. eMedicine. 2005 http://www.emedicine.com/pmr/topic372.htm

AA4500 – Current Status and Milestones

Indication Current Status 2006 Goals

Dupuytren’s Phase II complete Phase III: commence 1st half of year

Disease

Peyronie’s Phase IIa complete Phase IIb: 2nd half

Disease

Frozen Shoulder Syndrome Phase IIa complete TBD

Other Under review TBD

Testosterone Replacement Film

Transmucosal film treatment for hypogonadism

Testim® line extension with lower COGS

For patients who require:

more androgen than topical products alternative dosage form

Phase II POC for Testosterone Replacement Transmucosal Film complete. Data showed:

Increased serum testosterone levels

Product candidate was well tolerated

97% patient acceptability: 49% rating film as desirable; 48% with acceptable rating

Transmucosal Film Technology

Indication Current Status 2006 Expectations

Hypogonadism Phase II complete Phase III: commence 1st

quarter of year

Overactive Phase I complete Partnering opportunities

Bladder

Pain Products Formulation Complete prototype formulation for two candidates

Other Hormones Formulation TBD

Other Urologics Formulation TBD

Financials

Summary Income Statement

($ in thousands)

Year Ended December 31, Nine Months

2002 2003 2004 Ended 9/30/05

Revenue $— $8,822 $27,025 $29,866

Operating expenses:

Cost of goods sold 122 3,762 8,148 9,256

Research & development 14,130 7,175 15,993 17,851

S,G&A 5,626 27,475 31,210 30,427

Total Operating Expenses 19,878 38,412 55,351 57,534

Operating Loss (19,878) (29,590) (28,326) (27,668)

Net Loss (19,544) (28,875) (28,518) (27,209)

Dispensed Units 68,300 197,200 209,600

Select Balance Sheet Information

($ in thousands) as of Dec 31, 2004 as of Sept 30, 2005

Cash and cash equivalents and S/T Inv. $46,807 $64,633

Total assets 61,040 80,928

Current liabilities 15,973 20,312

Long-term liabilities 8,823 10,736

Financing-related liabilities — 6,409

Accumulated deficit (99,257) (126,466)

Total stockholders’ equity 36,244 43,471

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